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                                  EXHIBIT 10.18

                    AMENDMENT NO. 4 TO MASTER OPERATING LEASE

      This AMENDMENT NO. 4 TO MASTER OPERATING LEASE (this "AMENDMENT") is made as of November 1, 2005, by and between NHR/OP, L.P., a Delaware limited partnership ("LANDLORD") and National HealthCare Corporation ("TENANT"), under the following circumstances:

      WHEREAS, Landlord and Tenant are parties to that certain Master Operating Lease dated as of December 29, 1997, as amended by that certain Amendment No. 1 to Master Operating Lease effective as of January 1, 2000, as amended by Amendment No. 2 to Master Operating Lease effective as of October 1, 2000, and as amended by Amendment No. 3 to Master Operating Lease effective as of August 1, 2005 (as amended, the "MASTER LEASE"), whereby Landlord has leased to Tenant the "properties Leased" (as defined in the Master Lease), which Properties Leased are described on Schedule A to the Master Lease (the "PREMISES"); and

      WHEREAS, Landlord and Tenant desire to enter into this Amendment in order to modify certain terms of the Master Lease.

      NOW, THEREFORE, in consideration of the premises and the agreements and covenants contained herein, Landlord and Tenant agree that the Master Lease is amended and modified as follows:

      1. Section 4.03(b) of the Lease is deleted in its entirety and replaced with the following:

            (b) The carriers of the policies shall have a Best's Resting of either "B++" or better and a Best's Financial Category of XII or larger and shall be authorized to do insurance business in the state in which the Leased Property is located, or exempt therefrom.

      2. Except as amended by this Amendment, the Master Lease is not otherwise amended, and the Master Lease remains in full force and effect, as amended hereby. In the event of a conflict between the terms of this Amendment and the terms of the Master Lease, the terms of this Amendment shall control. Defined terms used in this Amendment not defined herein shall have the meaning set forth in the Master Lease.

      IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date first above written.

                                  LANDLORD:

                                  NHR/OP, L.P., A DELAWARE LIMITED
                                  PARTNERSHIP

                                  By:  NHR/Delaware, Inc., its General
                                       Partner

                                  By:  /s/ Robert G. Adams
                                       Robert G. Adams, President

                                  TENANT:

                                  NATIONAL HEALTHCARE CORPORATION, A
                                  DELAWARE CORPORATION

                                  By:  /s/ R. Michael Ussery
                                       R. Michael Ussery,
                                       Senior Vice-President